Commitments (FY)	12 Months Ended
Dec. 31, 2019
Commitments, Contingencies and Subsequent Events [Abstract]
Commitments
Note 10. Commitments

Leases
We lease office space and equipment under noncancelable operating and finance leases with various expiration dates, some of which contain renewal options.

Operating Leases
We account for leases in accordance with ASC Topic 842, “Leases,” which requires lessees to recognize a right-of-use asset and lease liability on the balance sheet and expands disclosures about leasing arrangements for both lessees and lessors, among other items, for most lease arrangements.

In accordance with the adoption of ASC 842 on January 1, 2019, we recorded operating lease right-of-use (“ROU”) assets, which represent our right to use an underlying asset for the lease term, and operating lease liabilities which represent our obligation to make lease payments. Generally, we enter into operating lease agreements for facilities. The amount of operating lease liabilities due within 12 months are recorded in other current liabilities, with the remaining operating lease liabilities recorded as non-current liabilities in our consolidated balance sheet based on their contractual due dates. The operating lease ROU assets and liabilities are recognized as of the lease commencement date at the present value of the lease payments over the lease term. Most of our leases do not provide an implicit rate that can readily be determined. Therefore, we use a discount rate based on our incremental borrowing rate which was 5.75% for all operating leases. Our operating lease agreements may include options to extend the lease term or terminate it early. We have included options to extend in the operating lease ROU assets and liabilities when we are reasonably certain that we will exercise such options. The weighted average remaining lease terms and discount rates for our operating leases were approximately 3.5 years and 5.75% at December 31, 2019. Operating lease expense is recognized as rent expense on a straight-line basis over the lease term. Some of our operating leases contain lease and non-lease components, which we account for as a single component. We evaluate ROU assets for impairment consistent with our property and equipment policy disclosure included in Note 1 – Summary of Significant Accounting Policies.

As of December 31, 2019, operating lease ROU assets were $2.0 million and operating lease liabilities were $2.2 million, of which $1.6 million were classified as noncurrent.

Finance Leases
On March 1, 1996, we entered into a 20-year capital lease for a building in Ashburn, Virginia that serves as our corporate headquarters. We had accounted for this transaction as a capital lease and had accordingly recorded assets and a corresponding liability of approximately $12.3 million. Effective November 1, 2013, this lease was terminated and we entered into a 13-year lease (the “2013 lease”) that would have expired in October 31, 2026. The 2013 lease was treated as a modification in accordance with ASC 840, “Leases”. As a result of the 2013 lease, the corresponding capital asset and liability increased by $11.7 million, resulting in a net book value of the capital asset of $13.1 million, and capital obligation of $15.5 million. The 2013 lease included an option to purchase, assign to, or designate a purchaser on June 1, 2014, which required notice of intent to exercise the option by not later than March 31, 2014.

On March 28, 2014, we entered into a definitive agreement with an unrelated third party to assign the purchase option to that third party in return for cash consideration of $1.7 million, payable upon the closing of the purchase transaction, and certain obligations under the agreement, including entering into a new 15-year lease with the third party upon the third party’s exercise of the purchase option and purchase of the building from the prior landlord. On March 28, 2014, we provided the prior landlord notice of our assignment and exercise of the purchase option. On May 28, 2014, the third party completed the purchase transaction and the 2013 lease was terminated, with no ongoing obligations, by mutual agreement between us and the prior landlord. On the same day we entered into a new lease (the “2014 lease”) with the third party that expires on May 31, 2029. The 2014 lease was treated as a modification of the prior lease on the property in accordance with ASC 840, and determined to be a capital lease. As a result of the 2014 lease, the corresponding capital asset increased by $5.7 million, resulting in a net book value of the capital asset of $18.3 million and the liability increased by $6.7 million, resulting in a capital obligation of $22.0 million. As part of this treatment, the net cash consideration received in connection with the definitive agreement was treated as a lease incentive that will be amortized over the life of the lease.  The weighted average remaining lease terms and discount rates for finance leases were approximately 9.3 years and 5.04% at December 31, 2019.  In accordance with the 2014 Lease, the basic rent increases by a fixed 2.5% escalation annually.

Accumulated amortization for property and equipment under finance leases at December 31, 2019 and 2018 was $18.7 million and $17.5 million, respectively.

Future minimum lease commitments at December 31, 2019 were as follows (in thousands):

	Operating Leases	Finance Leases
2020	$710	$2,046
2021	715	2,097
2022	564	2,149
2023	368	2,203
2024	28	2,258
After 2024	--	10,658
Total minimum lease payments	2,385	21,411
Less imputed interest	(230)	(4,546)
Net present value of minimum lease payments	2,155	16,865
Less current portion	(602)	(1,224)
Long-term lease obligations at December 31, 2019	$1,553	$15,641

The components of lease expense were as follows (in thousands):

Year Ended December 31,2019
Operating lease cost	$597
Short-term lease cost (1)	147
Finance lease cost
Amortization of finance lease assets	1,221
Interest on finance lease liabilities	881
Total finance lease cost	2,102
Total lease costs	$2,846
(1)	Leases that have terms of 12 months or less.

Supplemental cash flow information related to leases was as follows (in thousands):

Year Ended December 31,2019
Cash paid for amounts included in the measurement of lease liabilities:
Cash flows from operating activities - operating leases	$604
Cash flows from operating activities - finance leases	$1,995
Operating lease right-of-use assets obtained in exchange for operating lease liabilities	$488

Rent expense charged to operations totaled $1.1 million, $1.6 million, and $1.6 million for 2019, 2018, and 2017, respectively.

Warranties
We provide product warranties for products sold through certain U.S. Government contract vehicles. We accrue a warranty liability at the time that we recognize revenue for the estimated costs that may be incurred in connection with providing warranty coverage. Warranties are valued using historical warranty usage trends; however, if actual product failure rates or service delivery costs differ from estimates, revisions to the estimated warranty liability may be required. Accrued warranties are reported as other current liabilities on the consolidated balance sheets.

	Balance Beginning of Year	Accruals	Warranty Expenses	Balance End of Year
	(amount in thousands)

Year Ended December 31, 2019	$30	$--	$--	$30
Year Ended December 31, 2018	$30	$--	$--	$30
Year Ended December 31, 2017	$51	$--	$(21)	$30